Goldman Sachs Global Capital Goods Conference 2005 November 2, 2005 Exhibit 99.1

Note: This presentation provides information about free cash flow, which is a  non-GAAP measure, and includes a reconciliation between free cash flow and GAAP cash flow from operations.

Introductory Information
Unless otherwise specified, the information in this presentation, including forward looking statements, is as of the date of our most recent quarterly public investor conference call and should not be construed as an update of such information.
The company’s results for 2004 and the third quarter and first nine months of 2005 have not been finalized and, consequently, the results and other data for these periods are preliminary and subject to change. Certain statements contained in this presentation are forward-looking in nature. These statements can be identified by the use of forward-looking terminology such as
"believes," "expects," "plans," "intends," "projects," "forecasts," "may," "will," "should," "on track" or "anticipates" or the negative thereof or comparable terminology, or by discussions of strategy or outlook. The company's business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) unfavorable economic and industry conditions can reduce demand and prices for the company's products and services, (2)
governmental funding for highway and other construction projects may not reach expected levels, (3) the company may not have access to capital that it may require, (4) any companies that United Rentals acquires could have undiscovered liabilities and may be difficult to integrate,
(5) rates may increase less than anticipated or costs may increase more than anticipated, (6) the audit of the company’s 2004 results has not yet been completed and, accordingly, previously announced data for 2004 are preliminary and subject to change, (7) the company’s results for the first nine months of 2005 have not been finalized and, consequently, are preliminary and subject to change, (8) the evaluation and testing of the company’s internal controls over financial reporting have not yet been completed and additional material weaknesses may be identified, (9) the company may incur significant expenses in connection with the SEC inquiry of the company and the class action lawsuits and derivative actions that were filed in light of the
SEC inquiry, (10) there can be no assurance that the outcome of the SEC inquiry or internal revie
w will not require changes in the company’s accounting policies and practices, restatement of financial statements, revisions of preliminary results or guidance, and/or otherwise be adverse to the company, (11) the company may be unable to deliver financial statements or make SEC filings within the time period required by its lenders or the indentures governing various securities, as amended, and (12) the estimated impact of expected restatements is preliminary and may change based upon additional analysis by the company or its auditors. Certain of these risks and uncertainties, as well as others, are discussed in greater detail in the company's filings with the SEC. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Company Profile
Service
Rental
Equipment
Sales
Contractor
Supplies
New
Equipment
Sales
4%
9%
9%
6%
72%
Rentals
72%
Rentals
Revenues by End Market
Revenues by End Market
First Nine Months 2005
Revenues by Line of Business
Revenues by Line of Business
Largest equipment rental
company in the world
More than 500,000 rental units
with original cost of $4.0 billion
Operates in 48 states, 10
Canadian provinces and Mexico
Diverse customer base
Industrial
Homeowner
Traffic
Control
65% Private Non-
Residential
Construction
65% Private Non-
Residential
Construction
15%
15%
10%
10%
10%
10%

Alaska
British Columbia
Alberta
Saskatchewan
Manitoba
HUDSON BAY
CANADA
Ontario
Quebec
Newfoundland & Labrador
New Brunswick
Prince Edward Island
Nova Scotia
Maine
Washington
Montana
Oregon
Idaho
North Dakota
Minnesota
South Dakota
Wyoming
Nevada
U.S.A.
Nebraska
Iowa
Wisconsin
Michigan
New York
VT
NH
Massachusetts
CT
RI
Pennsylvania
NJ
DE
MD
Utah
Illinois
Indiana
Ohio
WV
Virginia
California
Arizona
Colorado
Kansas
Missouri
Kentucky
Arkansas
Tennessee
North Carolina
South Carolina
New Mexico
Oklahoma
Texas
Alabama
Mississippi
Georgia
Louisiana
Florida
MEXICO
PACIFIC OCEAN
ATLANTIC OCEAN
GULF OF MEXICO

United Rentals

740 Rental Locations Across North America 4

URI’s Competitive Advantages Strong brand recognition One-stop shopping Better equipment utilization through sharing Significant purchasing power Leading information technology 5 bobcat
United Rentals
763

United Rentals
JLG

United Rentals
TRENCH SAFETY
United Rentals
TRENCH SAFETY

United Rentals

Diversified Equipment Mix Earthmoving & Light Equipment High Reach Traffic Control Trench Safety 6

Current Industry Conditions

Private non-residential construction continues moderate
improvement
– Improved 5.3% in first eight months of 2005 and 4.2% in 2004
– Declined 7% in 2003 and 13% in 2002
– Still 15% below peak levels of August 2000
State budget shortfalls and TEA-21 delays postponed highway
spending
– TEA-21 had been on extension since October 2003
– SAFETEA-LU signed on August 10 at $286.4 billion over six years
– Will not impact 2005 but should benefit 2006 and beyond

Feb-96
May-96
Aug-96
Nov-96
Feb-97
May-97
Aug-97
Nov-97
Feb-98
May-98
Aug-98
Nov-98
Feb-99
May-99
Aug-99
Nov-99
Feb-00
May-00
Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05

United Rentals

Cyclicality of Private Non-Residential Construction
(YOY % Change)
Source:  U.S. Department of Commerce
8
Non-Residential Spending Trend Not Seasonally Adjusted
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%

URI’s Performance – 2004 (preliminary)

URI growth outperformed rental industry and end markets
2004 results expected to meet or exceed 2004 outlook
2004 total revenues increased 8.4% to a record $3.1B
2004 rental rates increased 7.5%
– Increased 2.1% in 2003 following decline of 4.8% in 2002
2004 free cash flow of $385MM after $634MM of total CapEx
2004 year end cash balance of $302 million

URI’s Performance – 2005 (preliminary)
First nine months 2005 total revenues increased 15.1%
— Increased 15.9% in third quarter
First nine months 2005 rental rates increased 6.3%
— Increased 5.0% in third quarter
First nine months 2005 preliminary EPS of $1.45
— Third quarter preliminary EPS of $0.76
First nine months free cash flow of $(76MM) after $734MM of total
CapEx
September 30, 2005 cash balance of $151 million

Total revenues increased
15.1% in first nine months
2005
Same-store rental revenues
increased 11.6% in first
nine months of 2005;
General Rentals up 11.8%,
Traffic Control up 9.4%
Total revenues increased
8.4% in 2004
Same-store rental revenues
increased 5.9% in 2004;
General Rentals up 10.9%,
Traffic Control down 25.5%
Total Revenues
Total Revenues
$ in millions
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2004 2005
$3,107
$3.5B
$2,270
$2,612
First Nine Months Actual 2005 Outlook
Revenues (preliminary)

($100)
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
Free cash flow was
$(76) million in first
nine months 2005
after total rental
and non-rental
CapEx of $734
million
Record free cash
flow of $385 million
in 2004 was the
result of higher
rental rates, lower
interest expense
and working capital
improvements
CapEx and Free Cash Flow
CapEx and Free Cash Flow
$507
$216
$634
$385
$825
$100
2004 2004
2005
2005
Outlook
CapEx Free Cash Flow CapEx Free Cash Flow
$ in millions
$734
$(76)
CapEx and Free Cash Flow (preliminary)
12
9 mos
Full Year
9 mos
Actual Actual

Borrowings as of September 30, 2005
Total of $202 million, including
LC’s,  utilized on $650 million
revolver
$200 million AR facility
undrawn
Earliest significant maturity
2009
Amendments to credit
facility obtained through
December 31, 2005
Consents from bondholders
obtained through March 31, 2006
--
$
Term Debt
Term Debt
Senior unsecured debt
Senior unsecured debt
Convertible subordinated debt
Convertible subordinated debt
($ in millions)
($ in millions)
September 30, 2005
September 30, 2005
739
739
900
900
144
144
Senior secured bank debt:
Senior secured bank debt:
Total debt
Total debt
$2,936
$2,936
Subordinated debt
Subordinated debt
A/R securitization
--
Other debt
Other debt
16
16
$137
$137
$1,000
$1,000
Convertible preferred
Convertible preferred
222
222
$
Revolver

2005 Outlook(2004 preliminary)
Improve rental rates at
least 5%
Grow contractor supplies
sales more than 40%
Diluted EPS of $1.68-$1.75
EBITDA of $935-$950
million
Achieve $100 million of free
cash flow
Revenues ($ in billions)
Revenues ($ in billions)
Rental equipment sales
Rental equipment sales
Contractor supplies growth
Contractor supplies growth
Rental CapEx
Rental CapEx
Growth
Growth
($ in millions)
($ in millions)
Outlook
2005
Outlook
2005
$3.5
$3.5
$260-285
$260-285
40%+
40%+
$475-500
$475-500
$250-275
$250-275
Rates
Rates 7.5%
7.5%
$3.1
$3.1
5%+
5%+
$275
$275
22%
22%
$452
$452
$125
$125
Free Cash Flow
Free Cash Flow
$385
$385
$100
$100
Maintenance
Maintenance
Earnings per Share
$1.68-$1.75
EBITDA
EBITDA
$935-950
$935-950
EBITDA is a non- GAAP term, which represents net income plus interest expense, income taxes, depreciation and amortization, and should not be considered an alternative to net income or cash flow from operating activities as an indicator of operating performance or liquidity.
2004

Conclusion

Compelling economics support rental trend
Low market penetration provides continued growth opportunities
United Rentals outperforming industry and end-markets
We believe rate increases, fleet expansion, new branches and contractor supplies growth will improve earnings and cash flow going forward
We believe high operating leverage will drive earnings growth as construction spending continues to improve

Net cash provided by operating activities
Purchases of rental equipment
Purchases of property and equipment
Proceeds from sales of rental equipment
Proceeds from real estate sale-
leaseback/sales of rental locations
Net cash provided by operating activities
Purchases of rental equipment
Purchases of property and equipment
Proceeds from sales of rental equipment
Proceeds from real estate sale-
leaseback/sales of rental locations
($ in millions)
($ in millions)
2004
2004
$721
$721
(577)
(577)
(57)
(57)
275
275
$385
$385
Free Cash Flow
23
23
2004
2004
2005
2005
$531
$531
(465)
(465)
(42)
(42)
192
192
$216
$216
$427
$427
(678)
(678)
(56)
(56)
228
228
3
3
$(76)
$(76)
First Nine Months
--
--
GAAP Reconciliation
Free cash flow

Full Year

Goldman Sachs Global Capital Goods Conference 2005 November 2, 2005